UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Western Asset

Variable Diversified

Strategic Income

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Portfolio objective The Portfolio seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

Special shareholder notice

The Board of Trustees of the Portfolio determined that it is in the best interests of the Portfolio and its shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 29, 2011. Shortly before that date, at the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value (“NAV”)i per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate NAV of the shares of the Portfolio that such shareholder then holds.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

[i]

Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

IV	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	V

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced pos-

VI	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Investment commentary (cont’d)

itive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks high current income. The Portfolio normally invests in a portfolio of fixed-income securities, including related securities and instruments. We have broad discretion to invest in all types of fixed-income securities and to allocate the Portfolio’s assets among all segments of the global market for fixed-income securities, with no specified minimum or maximum investment in any one segment, including:

•	U.S. government obligations

•	U.S. and foreign corporate debt, including emerging market corporate debt

•	Mortgage- and asset-backed securities

•	Sovereign debt, including emerging market sovereign debt

The Portfolio may invest up to 50% of its assets in below investment grade securities (or, if unrated, securities we determine to be of comparable quality) and up to 20% of its assets in below investment grade securities (or those that we determine to be of comparable quality) issued by issuers located in emerging market countries. The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

The Portfolio may invest in securities of any maturity. The effective durationi of the Portfolio is normally expected to be between three years and seven years.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk

2	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexiii returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv (the “Index”) returned 14.94%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 16.29% and 14.34%, respectively.

The emerging market debt asset class also generated strong absolute returns during the fiscal year, but lagged the U.S. high-yield market. Over the twelve months ended December 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 12.04%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We decreased our allocation to high-yield bonds to capture profits and reduce the Portfolio’s overall risk exposure. Within the agency mortgage-backed security (“MBS”) sector, we increased our exposure to securities issued by Ginnie Mae and Fannie Mae.

During the reporting period, we utilized Eurodollar futures and options, Treasury futures and options, Euro Bund futures and interest rate swaps to manage the Portfolio’s durationvi and yield curvevii exposure. Currency forwards were used to manage the Portfolio’s currency exposure. Overall, the use of these derivative instruments was a contributor to performance.

Performance review

For the twelve months ended December 31, 2010, Legg Mason Western Asset Variable Diversified Strategic Income Portfolio1 returned 11.53%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.54% over the same time frame. The Lipper Variable General Bond Funds Category Average2 returned 9.54% for the same period.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 60 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Legg Mason Western Asset Variable Diversified Strategic Income Portfolio[1]	4.01%	11.53%
Barclays Capital U.S. Aggregate Index	1.15%	6.54%
Lipper Variable General Bond Funds Category Average[2]	3.94%	9.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2010 was 2.48%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 0.95%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

An overweight to high-yield bonds also enhanced results. This asset class was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among our strongest high-yield holdings were overweight positions in Ally Financial Inc. (formerly known as GMAC Inc.) and Energy Future Holdings Corp.

An overweight position in the investment grade corporate bond market was also rewarded. The sector performed well due to generally better-than-expected corporate profits and overall robust demand. Within the sector, our Financials holdings Citigroup Inc., General Electric Capital Corp. and American International Group Inc. were the top contributors.

We tactically adjusted the Portfolio’s duration over the fiscal year. Overall, our duration was longer than that of the benchmark, which enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Portfolio’s yield curve positioning. In expectation of a

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 74 funds for the six-month period and among the 60 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

flattening yield curve in the U.S., we maintained an overweight to longer-term securities. This positioning was not rewarded as the curve steepened during the fourth quarter, with long-term yields rising more than their short-term counterparts.

An underweight to the commercial MBS sector also detracted from performance. The sector was the best performing spread sector during the reporting period given generally strong investor demand.

Finally, our non-U.S. dollar exposure was not rewarded. In particular, our short positions in the Japanese yen and the euro detracted from performance as the yen and euro strengthened versus the U.S. dollar during the period.

Thank you for your investment in Legg Mason Western Asset Variable Diversified Strategic Income Portfolio. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 24 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (37.3%), Mortgage-Backed Securities (30.9%), Collateralized Mortgage Obligations (14.9%), U.S. Government & Agency Obligations (13.3%) and Asset-Backed Securities (4.6%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as purchased options, written options, futures contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.01%	$1,000.00	$1,040.10	0.98%	$5.04	5.00%	$1,000.00	$1,020.27	0.98%	$4.99

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/10	11.53%
Five Years Ended 12/31/10	4.32
Ten Years Ended 12/31/10	5.04

Cumulative total return[1]
12/31/00 through 12/31/10	63.48%

8	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio vs. Barclays Capital U.S. Aggregate Index† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable Diversified Strategic Income Portfolio on December 31, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
HY	— High Yield
LMWA Var. Div. Strategic Income	— Legg Mason Western Asset Variable Diversified Strategic Income Portfolio
MBS	— Mortgage Backed Securities

10	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
HY	— High Yield
LMWA Var. Div. Strategic Income	— Legg Mason Western Asset Variable Diversified Strategic Income Portfolio
MBS	— Mortgage Backed Securities

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	11

Schedule of investments

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.3%
Consumer Discretionary — 2.4%
Automobiles — 0.2%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$155,000	$54,637	(a)
Hotels, Restaurants & Leisure — 0.0%
Station Casinos Inc., Senior Notes	7.750%	8/15/16	50,000	5	(a)(b)
Media — 2.1%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	10,375	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	50,038
Comcast Corp., Notes	6.500%	1/15/15	120,000	136,770
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,119
Comcast Corp., Senior Notes	5.650%	6/15/35	10,000	9,746
Comcast Corp., Senior Notes	6.400%	3/1/40	10,000	10,755
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,063
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000	10,400
DISH DBS Corp., Senior Notes	7.750%	5/31/15	30,000	32,025
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	10,000	10,375
News America Inc., Senior Notes	6.200%	12/15/34	20,000	21,066
News America Inc., Senior Notes	6.650%	11/15/37	10,000	11,112
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	50,000	63,666
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	20,000	25,488
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	174,176
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	9,535
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	60,000	59,569
Time Warner Inc., Senior Notes	7.625%	4/15/31	50,000	60,955
United Business Media Ltd., Notes	5.750%	11/3/20	30,000	28,855	(c)
Total Media				788,088
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	21,750	22,892	(d)
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	20,000	18,750	(c)
Total Multiline Retail				41,642
Total Consumer Discretionary				884,372
Consumer Staples — 1.6%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	80,000	86,843
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	10,000	10,589
Diageo Finance BV	3.250%	1/15/15	50,000	51,569
Total Beverages				149,001

See Notes to Financial Statements.

12	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	$70,000	$82,094
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	121,930	132,912
Total Food & Staples Retailing				215,006
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.625%	11/1/11	1,000	1,039
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	100,000	107,822
Total Food Products				108,861
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	40,000	47,376
Reynolds American Inc., Senior Notes	7.250%	6/1/12	50,000	53,485
Total Tobacco				100,861
Total Consumer Staples				573,729
Energy — 4.3%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	40,000	41,600
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	21,816
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	40,000	48,923
Apache Corp., Senior Notes	5.100%	9/1/40	70,000	68,270
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	20,000	20,457
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	80,000	86,698
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,200
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	40,000	39,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	10,000	10,225
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	45,000	46,350
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	105,000	129,404
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	32,550	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	26,000	27,721
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	22,000	21,994
Hess Corp., Notes	8.125%	2/15/19	110,000	139,187
Kerr-McGee Corp., Notes	7.875%	9/15/31	95,000	109,198
Kinder Morgan Energy Partners LP, Senior Notes	6.750%	3/15/11	100,000	101,115
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,454
Noble Energy Inc., Senior Notes	8.250%	3/1/19	60,000	75,092
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	10,000	10,725
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	15,000	15,337
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	26,000	28,731

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	13

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	$32,000	$33,362
QEP Resources Inc., Senior Notes	6.875%	3/1/21	30,000	31,650
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	35,000	37,187	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	80,000	84,068
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	55,000	53,900
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	50,000	55,914
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,375
Williams Cos. Inc., Debentures	7.500%	1/15/31	12,000	13,513
Williams Cos. Inc., Notes	7.875%	9/1/21	74,000	87,509
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	52,000	58,807
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	8,000	9,814
Total Oil, Gas & Consumable Fuels				1,557,146
Total Energy				1,598,746
Financials — 18.1%
Capital Markets — 2.0%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	80,000	76,000	(e)(f)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	10,000	10,577
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,324
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	21,400
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,659
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	20,000	21,659
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	260,000	269,160
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	370,000	100,825	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	90,000	27	(a)(e)(f)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	60,000	18	(a)(e)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	20,000	21,919
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	100,000	104,440
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	50,000	46,244	(e)
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	70,000	71,349
Total Capital Markets				764,601
Commercial Banks — 5.0%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	50,000	51,916	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	20,972	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	120,000	123,900	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	150,000	45,375	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	130,000	0	(a)(b)(c)(g)

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	$100,000	$95,428	(c)(e)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	4.625%	1/20/11	230,000	230,355
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	260,000	29,900	(a)(b)(c)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	100,000	100,069	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	103,169	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	120,000	119,213	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	100,803
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	10,000	9,882
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	48,139
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	40,000	38,518
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	50,000	49,204
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	120,000	116,353	(c)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	101,887	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	60,000	55,070	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	290,000	309,535
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	97,026
Total Commercial Banks				1,846,714
Consumer Finance — 2.2%
Ally Financial Inc., Notes	1.750%	10/30/12	100,000	101,817
Ally Financial Inc., Senior Notes	6.625%	5/15/12	62,000	64,635
Ally Financial Inc., Senior Notes	7.500%	12/31/13	51,000	55,208
Ally Financial Inc., Senior Notes	6.750%	12/1/14	92,000	97,290
Ally Financial Inc., Senior Notes	8.300%	2/12/15	20,000	22,050
Ally Financial Inc., Senior Notes	8.000%	3/15/20	50,000	54,750
American Express Co., Subordinated Debentures	6.800%	9/1/66	100,000	99,750	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	40,000	43,163
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	90,000	91,090	(c)
SLM Corp., Medium-Term Notes, Senior Notes	2.763%	4/1/14	30,000	27,064	(e)
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	105,000	105,598
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	30,000	28,695
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	25,000	19,672
Total Consumer Finance				810,782
Diversified Financial Services — 5.7%
Bank of America Corp., Senior Notes	4.500%	4/1/15	210,000	213,635
Bank of America Corp., Senior Notes	5.625%	7/1/20	20,000	20,427
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	60,000	60,099

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	15

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	$90,000	$89,301
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	30,000	31,863
Citigroup Inc., Notes	6.500%	8/19/13	40,000	43,949
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	120,282
Citigroup Inc., Senior Notes	6.875%	3/5/38	140,000	155,797
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	180,000	186,362
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	100,000	98,608
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	185,526
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	120,000	119,250	(e)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	30,000	31,950	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	140,000	150,150	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	30,000	29,358
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	400,000	425,987
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	120,847
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	20,000	20,400
Total Diversified Financial Services				2,103,791
Insurance — 1.2%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	110,000	97,829
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	20,000	20,682
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	190,000	179,550
MetLife Inc., Senior Notes	6.750%	6/1/16	60,000	69,678
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	60,000	70,440	(c)
Total Insurance				438,179
Thrifts & Mortgage Finance — 2.0%
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	760,000	765,576
Total Financials				6,729,643
Health Care — 1.7%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	31,204
Health Care Providers & Services — 1.1%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	30,000	31,575
DaVita Inc., Senior Notes	6.625%	11/1/20	10,000	9,925
HCA Inc., Senior Notes	6.300%	10/1/12	10,000	10,275
HCA Inc., Senior Notes	6.250%	2/15/13	58,000	59,450
HCA Inc., Senior Secured Notes	9.625%	11/15/16	1,000	1,074	(d)

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	$30,000	$34,104
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	20,000	20,358
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000	9,992
WellPoint Health Networks Inc., Notes	6.375%	1/15/12	230,000	242,514
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,193
Total Health Care Providers & Services				430,460
Pharmaceuticals — 0.5%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	70,000	77,205
Pfizer Inc., Senior Notes	6.200%	3/15/19	90,000	105,596
Total Pharmaceuticals				182,801
Total Health Care				644,465
Industrials — 2.1%
Aerospace & Defense — 0.6%
Boeing Co., Senior Notes	6.000%	3/15/19	40,000	46,097
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	21,569
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	125,000	127,969
Raytheon Co., Senior Notes	3.125%	10/15/20	20,000	18,480
Total Aerospace & Defense				214,115
Airlines — 0.8%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	70,000	72,450	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	162,512	172,262
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	29,589	31,808
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	28,552	32,835
Total Airlines				309,355
Industrial Conglomerates — 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	170,000	188,713
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	20,000	24,500
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	40,000	44,150
Total Road & Rail				68,650
Total Industrials				780,833
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,062

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	17

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.2%
Chemicals — 0.2%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	$60,000	$63,900
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,467
Total Chemicals				74,367
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	5.750%	5/15/21	90,000	87,300
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	25,000	0	(a)(b)(g)(k)
Total Containers & Packaging				87,300
Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	60,000	66,456
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	35,029
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	80,000	76,097
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	35,000	35,612
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,505
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,716
Vale Overseas Ltd., Notes	6.875%	11/21/36	70,000	77,174
Total Metals & Mining				296,589
Total Materials				458,256
Telecommunication Services — 2.8%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Global Notes	5.500%	2/1/18	70,000	77,877
AT&T Inc., Global Notes	6.550%	2/15/39	50,000	54,605
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	75,000	84,095
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,300
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	10,000	10,925	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	30,000	30,450	(c)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	50,000	50,875
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	100,000	102,492
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	80,000	77,159
Verizon Global Funding Corp., Notes	7.375%	9/1/12	80,000	88,361
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	120,000	128,049
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000	42,300
Total Diversified Telecommunication Services				752,488

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$30,000	$32,855
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	36,123
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	190,000	201,875
Total Wireless Telecommunication Services				270,853
Total Telecommunication Services				1,023,341
Utilities — 3.1%
Electric Utilities — 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	70,000	75,888
FirstEnergy Corp., Notes	7.375%	11/15/31	155,000	163,839
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	70,000	76,890
Total Electric Utilities				316,617
Gas Utilities — 0.7%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	220,000	226,309	(c)
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	20,000	21,547	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	25,000	28,766
Total Gas Utilities				276,622
Independent Power Producers & Energy Traders — 1.2%
AES Corp., Senior Notes	7.750%	10/15/15	40,000	42,900
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	35,000	37,362	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	39,600	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	14,550
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	92,115	55,730	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	207,000	214,509
NRG Energy Inc., Senior Notes	7.375%	2/1/16	35,000	35,962
Total Independent Power Producers & Energy Traders				440,613
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	116,791
Total Utilities				1,150,643
Total Corporate Bonds & Notes (Cost — $14,221,967)				13,855,090
Asset-Backed Securities — 4.6%
Accredited Mortgage Loan Trust, 2005-3 A1	0.501%	9/25/35	66,802	62,146	(e)
ACE Securities Corp., 2006-SL2 A	0.431%	1/25/36	377,556	19,712	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.511%	6/25/34	83,405	23,912	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.560%	12/15/33	289,691	137,024	(c)(e)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	50,000	47,813	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	19

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Education Funding Capital Trust, 2003-3 A7	1.758%	12/15/42	$50,000	$47,313	(e)
First Horizon ABS Trust, 2006-HE1 A	0.421%	10/25/34	241,502	125,016	(e)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.561%	3/25/35	258,500	221,030	(c)(e)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	80,000	86,978	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.431%	4/25/36	209,658	56,639	(e)
Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	64,239	62,685	(e)
Lehman XS Trust, 2006-14N 1A1B	0.471%	9/25/46	387,329	198,051	(e)
Origen Manufactured Housing, 2006-A A2	3.761%	10/15/37	100,000	64,000	(e)
SACO I Trust, 2006-4 A1	0.431%	2/25/34	202,119	63,645	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	7,825	0	(b)(c)
SLM Student Loan Trust, 2003-4 A5E	1.052%	3/15/33	399,170	389,350	(c)(e)
Student Loan Consolidation Center, 2002-1 A6	1.789%	3/1/42	100,000	90,720	(c)(e)
Total Asset-Backed Securities (Cost — $2,889,355)				1,696,034
Collateralized Mortgage Obligations — 14.9%
American Home Mortgage Investment Trust, 2005-1 6A	2.457%	6/25/45	340,148	299,159	(e)
Banc of America Mortgage Securities, 2005-H 2A1	3.184%	9/25/35	241,768	207,123	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	196,309	197,144	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	29,305	30,872
Countrywide Alternative Loan Trust, 2005-72 A1	0.531%	1/25/36	345,568	237,065	(e)
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.471%	7/25/46	397,225	223,899	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-23 A	2.519%	11/25/34	252,454	168,940	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	256,753	168,826	(e)
CS First Boston Mortgage Securities Corp., 2005-C6 A4	5.230%	12/15/40	500,000	538,413	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.996%	8/25/35	94,564	75,011	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.471%	3/19/45	221,248	150,490	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.248%	3/19/46	311,916	182,864	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	98,604
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1	1.245%	4/25/20	119,422	9,026	(e)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1	1.688%	6/25/20	249,467	25,893	(e)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.522%	8/25/20	169,854	15,741	(e)
Government National Mortgage Association (GNMA), 2005-26 SC	6.489%	10/20/33	1,020,454	112,511	(e)

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2005-28 S	5.939%	3/20/35	$542,668	$54,480	(e)
Government National Mortgage Association (GNMA), 2005-28 SA	5.939%	3/20/35	465,144	46,704	(e)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	40,000	40,926	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.040%	10/25/35	357,833	268,155	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.661%	11/19/34	228,788	166,132	(e)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.661%	11/19/34	95,150	58,173	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.611%	1/19/35	261,396	173,674	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.772%	3/25/35	140,285	108,357	(e)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.471%	5/25/46	464,339	281,639	(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.261%	8/25/37	227,979	153,295	(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD11 A3	5.817%	6/15/49	200,000	210,591	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	124,682	88,550
MASTR ARM Trust, 2007-R5 A1	2.840%	11/25/35	123,883	77,546	(c)(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	3.302%	3/25/36	440,703	269,408	(e)
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	59,704	58,218
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.711%	1/25/37	132,726	79,082	(e)
Structured ARM Loan Trust, 2005-21 1A	2.658%	11/25/35	136,823	78,185	(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.471%	5/25/46	219,061	128,086	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.248%	3/20/47	240,431	23,081	(b)(c)(e)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.551%	12/25/45	208,714	162,678	(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR16 6A3	2.888%	10/25/35	286,262	266,404	(e)
Total Collateralized Mortgage Obligations (Cost — $7,113,271)				5,534,945
Mortgage-Backed Securities — 30.9%
FHLMC — 6.5%
Federal Home Loan Mortgage Corp. (FHLMC)	4.519%	2/1/36	142,584	149,643	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.746%	2/1/37	33,136	35,222	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	6.062%	3/1/37	186,567	198,375	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.769%	5/1/37	71,691	76,211	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.860%	5/1/37	83,117	87,896	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	2/1/15-5/1/16	28,715	31,344
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31	138,473	155,723
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	287,128	306,632
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	11/1/36	597,304	629,527

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	21

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	12/1/36-2/1/37	$395,516	$429,852
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/13/41	300,000	319,735	(h)
Total FHLMC				2,420,160
FNMA — 13.2%
Federal National Mortgage Association (FNMA)	6.500%	3/1/16-11/1/36	726,331	808,835
Federal National Mortgage Association (FNMA)	5.500%	12/1/16-11/1/36	91,374	98,214
Federal National Mortgage Association (FNMA)	3.500%	1/19/26-1/13/41	1,200,000	1,203,438	(h)
Federal National Mortgage Association (FNMA)	7.500%	2/1/30-7/1/31	36,523	41,967
Federal National Mortgage Association (FNMA)	7.000%	7/1/30-4/1/32	253,224	288,788
Federal National Mortgage Association (FNMA)	6.000%	3/1/32-4/1/32	364,520	401,613
Federal National Mortgage Association (FNMA)	4.000%	1/13/41	600,000	597,000	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/13/41	500,000	513,359	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/13/41	100,000	105,141	(h)
Federal National Mortgage Association (FNMA)	5.500%	1/13/41-2/10/41	800,000	855,437	(h)
Total FNMA				4,913,792
GNMA — 11.2%
Government National Mortgage Association (GNMA)	7.000%	6/15/28-7/15/29	32,563	37,339
Government National Mortgage Association (GNMA)	6.500%	9/15/28-2/15/31	140,696	159,760
Government National Mortgage Association (GNMA)	5.000%	1/15/40-8/20/40	677,671	725,088
Government National Mortgage Association (GNMA)	3.500%	1/20/41	100,000	96,313	(h)
Government National Mortgage Association (GNMA)	4.000%	1/20/41	1,100,000	1,106,711	(h)
Government National Mortgage Association (GNMA)	4.500%	1/20/41	700,000	726,907	(h)
Government National Mortgage Association (GNMA)	6.000%	1/20/41	300,000	329,002	(h)
Government National Mortgage Association (GNMA) II	5.500%	1/20/41	900,000	968,632	(h)
Total GNMA				4,149,752
Total Mortgage-Backed Securities (Cost — $11,117,358)				11,483,704
Municipal Bonds — 0.5%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	40,000	40,324
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	30,000	30,627
Total California				70,951
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	30,000	29,355
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000	9,682
Total Georgia				39,037

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.190%	7/1/30	$80,000	$77,598	(e)
Total Municipal Bonds (Cost — $190,325)				187,586
Sovereign Bonds — 2.5%
Italy — 0.9%
Region of Lombardy	5.804%	10/25/32	350,000	328,509
Japan — 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	190,000	194,557
Mexico — 0.4%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	140,000	155,750
Russia — 0.7%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	247,056	(c)
Total Sovereign Bonds (Cost — $914,619)				925,872
U.S. Government & Agency Obligations — 13.3%
U.S. Government Agencies — 2.1%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	300,000	326,816	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	50,000	50,819
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	100,000	63,277
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	100,000	123,044
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	90,000	119,503
Tennessee Valley Authority, Notes	5.250%	9/15/39	40,000	42,449
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	70,000	65,780
Total U.S. Government Agencies				791,688
U.S. Government Obligations — 11.2%
U.S. Treasury Bonds	8.000%	11/15/21	80,000	113,163
U.S. Treasury Bonds	4.375%	11/15/39	810,000	814,430
U.S. Treasury Notes	1.000%	7/31/11	350,000	351,614
U.S. Treasury Notes	1.375%	2/15/13	230,000	233,504
U.S. Treasury Notes	0.500%	11/15/13	20,000	19,745
U.S. Treasury Notes	2.125%	12/31/15	350,000	351,914
U.S. Treasury Notes	2.750%	5/31/17	440,000	445,672
U.S. Treasury Notes	2.250%	11/30/17	460,000	447,386
U.S. Treasury Notes	3.500%	5/15/20	700,000	717,176
U.S. Treasury Notes	2.625%	8/15/20	140,000	132,748
U.S. Treasury Notes	2.625%	11/15/20	555,000	523,608
Total U.S. Government Obligations				4,150,960
Total U.S. Government & Agency Obligations (Cost — $4,888,568)				4,942,648

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	23

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 0.5%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	$40,746	$46,361	(i)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	111,311	118,251
Total U.S. Treasury Inflation Protected Securities (Cost — $156,861)				164,612

			Shares
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $773)			25	679
Preferred Stocks — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XII	8.500%		2,450	64,827
Citigroup Capital XIII	7.875%		1,975	53,147
Total Diversified Financial Services				117,974
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		7,000	4,403	*(e)
Federal National Mortgage Association (FNMA)	7.000%		300	228	*(e)
Federal National Mortgage Association (FNMA)	8.250%		5,300	2,968	*(e)
Total Thrifts & Mortgage Finance				7,599
Total Preferred Stocks (Cost — $435,310)				125,573

		Expiration Date	Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	27	121	*(b)
Total Investments before Short-Term Investments (Cost — $41,928,407)				38,916,864

		Maturity Date	Face Amount
Short-Term Investments — 11.6%
U.S. Government Agencies — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180-0.185%	5/9/11	$221,000	220,907	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	40,000	39,983	(i)(j)
Total U.S. Government Agencies (Cost — $260,824)				260,890
U.S. Treasury Bills — 0.9%
U.S. Treasury Bills (Cost — $349,722)	0.180%	6/9/11	350,000	349,764	(j)

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 10.0%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $3,707,037; (Fully collateralized by U.S. government agency obligations, 3.875% due 10/14/25; Market value — $3,781,723) (Cost — $3,707,000)	0.120%	1/3/11	$3,707,000	$3,707,000
Total Short-Term Investments (Cost — $4,317,546)				4,317,654
Total Investments — 116.4% (Cost — $46,245,953#)				43,234,518
Liabilities in Excess of Other Assets — (16.4)%				(6,077,349)
Total Net Assets — 100.0%				$37,157,169

*	Non-income producing security.

(a)	Security is in default as of December 31, 2010.

(b)	Illiquid security (unaudited).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

(k)	The maturity principal is currently in default as of December 31, 2010.

#	Aggregate cost for federal income tax purposes is $46,433,275.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	25

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $42,538,953)	$39,527,518
Repurchase agreement, at value (Cost — $3,707,000)	3,707,000
Foreign currency, at value (Cost — $16,198)	16,774
Cash	335,692
Foreign currency collateral for open futures contracts, at value (Cost — $6,553)	6,674
Receivable for securities sold	5,823,800
Interest receivable	301,896
Receivable from broker — variation margin on open futures contracts	16,518
Principal paydown receivable	15,740
Other receivables	1,605
Total Assets	49,753,217

Liabilities:
Payable for securities purchased	12,479,816
Payable for Portfolio shares repurchased	27,075
Investment management fee payable	20,404
Unrealized depreciation on forward foreign currency contracts	6,473
Trustees’ fees payable	2,581
Accrued expenses	59,699
Total Liabilities	12,596,048
Total Net Assets	$37,157,169

Net Assets:
Par value (Note 5)	$44
Paid-in capital in excess of par value	42,894,647
Overdistributed net investment income	(67,158)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(2,689,925)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(2,980,439)
Total Net Assets	$37,157,169
Shares Outstanding	4,419,676
Net Asset Value	$8.41

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$1,764,893
Dividends	5,581
Total Investment Income	1,770,474

Expenses:
Investment management fee (Note 2)	255,946
Shareholder reports	74,385
Audit and tax	25,288
Custody fees	6,941
Transfer agent fees	6,387
Legal fees	6,243
Insurance	2,898
Trustees’ fees	536
Miscellaneous expenses	2,882
Total Expenses	381,506
Less: Compensating balance arrangements (Note 1)	(267)
Net Expenses	381,239
Net Investment Income	1,389,235

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	273,703
Futures contracts	(42,627)
Written options	44,295
Foreign currency transactions	(61,228)
Net Realized Gain	214,143
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,694,062
Futures contracts	64,855
Written options	(3,554)
Foreign currencies	(5,914)
Change in Net Unrealized Appreciation (Depreciation)	2,749,449
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	2,963,592
Proceeds from Settlement of a Regulatory Matter (Note 7)	8,502
Increase in Net Assets from Operations	$4,361,329

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$1,389,235	$2,162,550
Net realized gain (loss)	214,143	(752,371)
Change in net unrealized appreciation (depreciation)	2,749,449	5,927,730
Proceeds from settlement of a regulatory matter (Note 7)	8,502	—
Increase in Net Assets From Operations	4,361,329	7,337,909

Distributions to Shareholders From (Notes 1 and 6)
Net investment income	(1,375,005)	(2,050,000)
Decrease in Net Assets From Distributions to Shareholders	(1,375,005)	(2,050,000)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	772,938	664,343
Reinvestment of distributions	1,375,005	2,050,000
Cost of shares repurchased	(8,458,245)	(8,106,122)
Decrease in Net Assets From Portfolio Share Transactions	(6,310,302)	(5,391,779)
Decrease in Net Assets	(3,323,978)	(103,870)

Net Assets:
Beginning of year	40,481,147	40,585,017
End of year*	$37,157,169	$40,481,147
* Includes overdistributed net investment income of:	$(67,158)	$(21,633)

See Notes to Financial Statements.

28	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:
	2010[1]	2009[1]	2008[1]	2007[1]	2006[1]

Net asset value, beginning of year	$7.83	$6.88	$8.62	$8.93	$9.01

Income (loss) from operations:
Net investment income	0.30	0.40	0.44	0.47	0.48
Net realized and unrealized gain (loss)	0.60	0.96	(1.65)	(0.30)	0.01
Total income (loss) from operations	0.90	1.36	(1.21)	0.17	0.49

Less distributions from:
Net investment income	(0.32)	(0.41)	(0.53)	(0.48)	(0.54)
Net realized gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.41)	(0.53)	(0.48)	(0.57)

Net asset value, end of year	$8.41	$7.83	$6.88	$8.62	$8.93
Total return[2]	11.53%	19.84%	(13.98)%	1.98%	5.39%

Net assets, end of year (000s)	$37,157	$40,481	$40,585	$62,667	$76,178

Ratios to average net assets:
Gross expenses	0.97%	0.95%	1.07%	0.85%	0.75%[3]
Net expenses[4]	0.97	0.95	1.07	0.85	0.74 [3,5]
Net investment income	3.53	5.33	5.43	5.23	5.24

Portfolio turnover rate[6]	191%	53%	29%	67%	224%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.73% and 0.72%, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 569%, 151%, 261%, 416% and 632% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Board of Trustees (the “Board”) of the Portfolio determined that it is in the best interests of the Portfolio and its shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 29, 2011. Shortly before that date, at the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Portfolio that such shareholder then holds.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with GAAP. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

30	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$13,855,090	$0	*	$13,855,090
Asset-backed securities	—	1,696,034	—		1,696,034
Collateralized mortgage obligations	—	5,511,864	23,081		5,534,945
Mortgage-backed securities	—	11,483,704	—		11,483,704
Municipal bonds	—	187,586	—		187,586
Sovereign bonds	—	925,872	—		925,872
U.S. government & agency obligations	—	4,942,648	—		4,942,648
U.S. treasury inflation protected securities	—	164,612	—		164,612
Common stocks	$679	—	—		679
Preferred stocks	125,573	—	—		125,573
Warrants	—	121	—		121
Total long-term investments	$126,252	$38,767,531	$23,081		$38,916,864

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	31

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$4,317,654	—	$4,317,654
Total investments	$126,252	$43,085,185	$23,081	$43,234,518
Other financial instruments:
Futures contracts	42,843	—	—	42,843
Total	$169,095	$43,085,185	$23,081	$43,277,361

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$6,071	—	—	$6,071
Forward foreign currency contracts	—	$6,473	—	6,473
Total	$6,071	$6,473	—	$12,544

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Mortgage Obligations	Common Stocks	Warrants		Total
Balance as of December 31, 2009	$0	*	—	$621	$0	*	$621
Accrued premiums/discounts	42		—	—	—		42
Realized gain (loss)[1]	(49,980)		—	(27)	(3,947)		(53,954)
Change in unrealized appreciation (depreciation)[2]	49,938		—	85	4,068		54,091
Net purchases (sales)	—		—	—	—		—
Transfers into Level 3	—		$23,081	—	—		23,081
Transfers out of Level 3	—		—	(679)	(121)		(800)
Balance as of December 31, 2010	$0	*	$23,081	—	—		$23,081
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$49,938		—	—	—		$49,938

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase

32	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	33

Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

34	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(h) Forward foreign currency contracts. The Portfolio enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	35

supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

36	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $394 of federal excise taxes attributable to calendar year 2009. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$394	$1,503,482	$(1,503,876)
(b)	(68,651)	68,651	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Portfolio and the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage-backed securities treated as capital losses for tax purposes.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements,

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	37

collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $6,473. If a contingent feature in the Master Agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective

38	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2010, the Portfolio had accrued $1,031 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,521,516	$215,022,367
Sales	9,429,278	212,189,483

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,545,616
Gross unrealized depreciation	(4,744,373)
Net unrealized depreciation	$(3,198,757)

At December 31, 2010, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	1	3/11	$119,207	$117,719	$(1,488)
U. S. Treasury 10-Year Notes	23	3/11	2,763,559	2,770,063	6,504
U.S. Treasury Ultra Long-Term Bonds	8	3/11	992,784	1,016,750	23,966
					28,982
Contracts to Sell:
German Euro Bund	4	3/11	665,843	669,807	(3,964)
U.S. Treasury 2-Year Notes	3	3/11	656,100	656,719	(619)
U.S. Treasury 30-Year Bonds	3	3/11	378,748	366,375	12,373
					7,790
Net unrealized gain on open futures contracts					$36,772

During the year ended December 31, 2010, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	47	$20,635
Options written	122	57,216
Options closed	(127)	(59,440)
Options exercised	(20)	(10,748)
Options expired	(22)	(7,663)
Written options, outstanding December 31, 2010	—	—

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	39

At December 31, 2010, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank N.A.	283,258	$378,480	2/14/11	$(3,970)
Japanese Yen	Citibank N.A.	17,070,000	210,336	2/14/11	(2,503)
Net unrealized loss on open forward foreign currency contracts					$(6,473)

At December 31, 2010, the Portfolio held TBA securities with a total cost of $6,804,430.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$42,843	—	$42,843

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$6,071	—	$6,071
Forward foreign currency contracts	—	$6,473	6,473
Total	$6,071	$6,473	$12,544

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

40	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(20,078)	—	$(20,078)
Written options	44,295	—	44,295
Futures contracts	(42,627)	—	(42,627)
Forward foreign currency contracts	—	$16,394	16,394
Total	$(18,410)	$16,394	$(2,016)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$2,320	—	$2,320
Written options	(3,554)	—	(3,554)
Futures contracts	64,855	—	64,855
Forward foreign currency contracts	—	$(6,473)	(6,473)
Total	$63,621	$(6,473)	$57,148

During the year ended December 31, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$4,531
Written options†	9,497
Forward foreign currency contracts (to buy)†	212,253
Forward foreign currency contracts (to sell)	969,786
Futures contracts (to buy)	4,515,334
Futures contracts (to sell)	2,581,213

†	At December 31, 2010, there were no open positions held in this derivative.

5. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	92,220	89,404
Shares issued on reinvestment	164,353	262,484
Shares repurchased	(1,009,740)	(1,075,913)
Net decrease	(753,167)	(724,025)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$1,375,005	$2,050,000

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	41

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,019
Capital loss carryforward*	(2,295,204)
Other book/tax temporary differences(a)	(276,576)
Unrealized appreciation (depreciation)(b)	(3,167,761)
Total accumulated earnings (losses) — net	$(5,737,522)

*	During the taxable year ended December 31, 2010, the Portfolio utilized $615,473 of its capital loss carryforward available from prior years. As of December 31, 2010, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(1,079,367)
12/31/2017	(1,215,837)
$(2,295,204)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to

42	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Portfolio has received $8,502 related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), sub-

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	43

stantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

44	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Annual Report	45

district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

46	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Board of Trustees has approved the liquidation of the Legg Mason Western Asset Variable Diversified Strategic Income Portfolio.

New York, New York

February 15, 2011

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	47

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Diversified Strategic Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors dis-

48	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

cussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	49

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2010 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods. The Board also considered the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board took into account the proposed plans with respect to the Fund.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

50	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and its Actual Management Fee was slightly above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses, including the current size of the Fund.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of the management fees paid by the other funds in the expense group at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	51

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

52	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	53

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

54	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	55

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

56	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	57

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

58	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	6/17/2010	12/21/2010
Payable date:	6/18/2010	12/22/2010
Dividends qualifying for the dividends received deduction for corporations	0.28%	0.11%

Please retain this information for your records.

Legg Mason Western Asset

Variable Diversified Strategic Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010728 2/11 SR11-1300

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,650 in 2009 and $112,300 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $15,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:February 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer
Legg Mason Partners Variable Income Trust

Date:February 24, 2011